                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



              [X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 28, 2000

                           Commission File No. 1-12248




                        KAISER GROUP INTERNATIONAL, INC.
                    (formerly ICF Kaiser International, Inc.)
             (Exact name of registrant as specified in its charter)



                         Delaware                    54-1437073
                (State or other jurisdiction of   (I.R.S. Employer
               incorporation or organization)    Identification No.)



                 9300 Lee Highway, Fairfax, Virginia      22031-1207
               (Address of principal executive offices)   (Zip Code)

        Registrant's telephone number including area code: (703) 934-3300

                                       1
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ITEM 2.  DISPOSITION OF ASSETS

     Pursuant to its plan to restructure its debt, the Company completed the sale of the majority of its Engineering Operations during the quarter ended September 30, 2000 in two separate transactions described below:

   . The Infrastructure and Facilities Sale: The Bankruptcy Court approved the sale of the Infrastructure and Facilities line of business on July 17, 2000. On July 28, 2000, Kaiser completed the sale of its Infrastructure and Facilities line of business, which provided engineering services to clients around the world in the transit and transportation, facilities management, water/wastewater treatment, and microelectronics and clean technology sectors. In this transaction, substantially all of the assets of this business were sold to Tyco Group S.A.R.L., the Earth Tech unit of Tyco International Ltd., for a cash purchase price of $30 million.

   . The Metals, Mining and Industry Sale: The Bankruptcy Court approved the sale of the Metals, Mining and Industry line of business on August 17, 2000. Effective as of August 18, 2000, Kaiser completed the sale of its Metals, Mining and Industry line of business, which provided engineering services to clients around the world in the alumina/aluminum, iron and steel, and mining industry sectors. In this transaction, substantially all of the assets of this business (not including Kaiser Netherlands, B.V. and the Nova Hut project) were sold to Hatch Associates, Inc., a subsidiary of The Hatch Group of Canada, for a cash purchase price of $7.0 million.

Although the Company has not finalized its accounting for the transactions, it has to date recognized a net loss for financial reporting purposes of approximately $(0.9) million. After adjusting this loss for items that are not deductible for federal income tax purposes, such as associated goodwill and intangible asset write-offs totaling $19.0 million, the transactions resulted in income tax expense of approximately $8.5 million, resulting in a total transaction loss, after tax, for financial reporting purposes of approximately $(9.4) million from the collective sales. The $8.5 million in taxable income resulting from the sales will be offset by the Company's available net operating loss carryforwards.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro forma financial information.

     See the Index on page 3 for a listing of the pro forma financial information submitted as part of this Report. For the purposes of such pro forma information, the two sales described above have been treated as one.

(c)  Exhibits

     See Index on page 3.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                KAISER GROUP INTERNATIONAL, INC.
Date: December 12, 2000


                                /s/ Timothy P. O'Connor
                                --------------------------------------------
                                Timothy P. O'Connor
                                Executive Vice President, Chief Financial
                                Officer and Chief Administrative Officer
                                (Duly authorized officer and principal financial officer)

                                       2
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                   INDEX TO FINANCIAL STATEMENTS AND EXHIBITS



 ITEM 7:                                                                Page/No.


(b)  Pro forma financial statements

     (i)  Pro Forma Consolidated Condensed Balance Sheet as of
          September 30, 2000..........................................     4

     (ii) Pro Forma Consolidated Condensed Statement of Operations
          for the nine months ended September 30, 2000 ...............     5




(c)  Exhibits

     (i)  Master Transaction Agreement, dated June 9, 2000, between
          TYCO Group S.A.R.L. and Kaiser Group International, Inc. was
          filed as Exhibit 10.p and 10.p (i) to the Company's Form
          10-Q for the period ended June 30, 2000 and is not included
          herein......................................................    --

     (ii) Master Transaction Agreement, dated July 6, 2000, between
          Hatch Associates, Inc. and Kaiser Group International, Inc.
          was filed as Exhibit 10.q. to the Company's Form 10-Q for
          the period ended June 30, 2000 and is not included
          herein......................................................    --

                                       3
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Kaiser Group International, Inc.
Debtor-In-Possession


Item 7. (a) (i) Pro Forma Balance Sheet as of September 30, 2000

As the transactions described in Item 2. to this Form 8-K had been completed as of September 30, 2000, all balance sheet effects of the transaction have been reflected in the Company's actual balance sheet included in its Form 10-Q for the nine months ended September 30, 2000. That balance sheet is duplicated below (amounts in thousands, except shares):


                                                                     (Unaudited)
     Assets
     Current Assets
          Cash and cash equivalents                                    $42,437
          Restricted cash                                               15,933
          Contract receivables, net                                     22,847
          Prepaid expenses and other current assets                      1,543
                                                                      --------
              Total Current Assets                                      82,760
                                                                      --------

     Fixed Assets
          Furniture, equipment, and leaseholds                           3,993
          Less depreciation and amortization                            (3,493)
                                                                      --------
                                                                           500
                                                                      --------
     Other Assets
          Goodwill, net                                                     --
          Investments in and advances to affiliates                      6,368
          Notes receivable                                               6,550
          Capitalized software development costs                         1,338
          Other                                                          3,445
                                                                      --------
                                                                        17,701
                                                                      --------
              Total Assets                                            $100,961
                                                                      ========


     Liabilities and Shareholders' Equity (Deficit)
     Liabilities Not Subject To Compromise
     Current Liabilities
          Accounts payable                                             $ 7,282
          Accrued salaries and benefits                                  4,516
          Other accrued expenses                                         6,650
          Deferred revenue                                                  --
          Income taxes payable                                             542
                                                                           ---
              Total Current Liabilities                                 18,990

     Long-term Liabilities
          Long-term debt                                                     -
          Other                                                              -
          Liabilities Subject To Compromise                            159,492
                                                                      --------
              Total Liabilities                                        178,482

     Commitments and Contingencies
     Minority Interest                                                       -

     Shareholders' Equity (Deficit)
          Preferred stock                                                    -
          Common stock, par value $.01 per share:
            Authorized-90,000,000 shares
            Issued and outstanding-23,414,328 shares                       234
          Additional paid-in capital                                    73,360
          Accumulated deficit                                         (151,140)
          Accumulated other comprehensive income                            25
                                                                            --
              Total Shareholders' Equity (Deficit)                     (77,521)
                                                                      --------
                Total Liabilities and Shareholders' Equity (Deficit)  $100,961
                                                                      ========

                                       4
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Kaiser Group International, Inc.
Debtor-In-Possession


Item 7. (a) (ii) Pro Forma Statement of Operations for the Nine Months Ended September 30, 2000:


(In thousands, except per share amounts)


                                                                      Actual Results   Pro Forma Adjustments   Pro Forma Results
                                                                                            (See Notes)
Gross Revenue                                                         $    271,385            $         -          $   271,385
    Subcontract and direct material costs                                 (195,367)                     -             (195,367)
     Equity in net income of unconsolidated subsidiaries                     2,621                      -                2,621
                                                                      -------------           ------------         ------------
Service Revenue                                                             78,639                      -               78,639

Operating Expenses
    Direct labor and fringe benefits                                        63,426                      -               63,426
    Selling, general and administrative                                      6,389                 (3,000) 4)            3,389
    Depreciation and amortization                                            2,467                 (2,467) 3)                -
    Restructuring charges                                                   4,377                       -  5)            4,377
                                                                      -------------           ------------         ------------
Operating Income (Loss)                                                      1,980                  5,467                7,447

Other Income (Expense)
    Interest income                                                          1,966                  1,200  2),5)         3,166
    Interest expense                                                        (8,445)                     -  5)           (8,445)
                                                                      -------------           ------------         ------------
Income (Loss)  From Continuing Operations
    Before Income Taxes, Minority Interest and                              (4,499)                 6,667                2,168
    Extraordinary Item
    Income tax (expense) benefit                                            8,420                       -  5)            8,420
                                                                      -------------           ------------         ------------
Income (Loss) From Continuing Operations                                     3,921                  6,667               10,588
    Before Minority Interest and Extraordinary Item
    Minority interest in net income of subsidiaries                         (5,999)                     -               (5,999)
                                                                      -------------           ------------         ------------
Income (Loss) Before Discontinued Operations,                               (2,078)                 6,667                4,589
    and Extraordinary Item
    Income (loss) from discontinued operations, net of tax                   1,089                 (1,089) 1)                -
    Gain (loss)  on sale of discontinued operations, net of tax             (9,435)                     -               (9,435)
                                                                      -------------           ------------         ------------
Income (Loss) before Extraordinary Item                                    (10,424)                 5,578               (4,846)

    Extraordinary item, net of tax                                             (35)                     -  5)              (35)
                                                                      -------------           ------------         ------------

Net Income (Loss)                                                     $    (10,459)           $    5,578           $    (4,881)
                                                                      =============           ============         ============

Basic and Diluted Earnings (Loss)  Per Share:
    Continuing operations, net of tax                                 $      (0.09)           $      0.29          $      0.20
    Discontinued operations, net of tax                                      (0.36)                 (0.05)               (0.41)
    Extraordinary item, net of tax                                           (0.00)                     -                (0.00)
                                                                      -------------           ------------         ------------
                                                                      $      (0.45)           $      0.25          $     (0.21)
                                                                      =============           ============         ============

Weighted average shares for basic and diluted earnings per share             23,270                 23,270               23,270
                                                                      =============           ============         ============

Notes:

1) To eliminate the income from the discontinued Engineering Operations, net of tax in order to depict the transactions described in Item 2. Of this report as though they had been consummated as of January 1, 2000.

2) To increase interest income based on the assumption that the sale proceeds totalling $37.0 million would have been invested as of January 1, 2000.

3) To reduced amortization expense for the assumption write-off of related goodwill and intangibles as though the transactions were consummated as of January 1, 2000.

4) To reduce the amount of selling, general and administrative expense assuming that downsizing of corporate staff and activities had taken effect as of January 1, 2000 rather than after the completion of the sales.

5) No adjustments have been reflected hereon to give effect to the consummation of the Company's Plan of Reorganization currently pending before the United States Bankruptcy Court in the District of Delaware.

                                       5